SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: October 28, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-7)
               (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code (314) 851-1467

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-7
                    -----------------------------------------

                                 October 28, 1999

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                     ----------------- ---------------------
                          AND THE MORTGAGED PROPERTIES(1)
                        ---------------------------------

      On October 28, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before October 1, 1999) as of October 1, 1999 of $248,950,358.60. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $12,447,517.93. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of October 1, 1999 was 698. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of October 1, 1999 was 7.526%. The weighted average remaining term to stated maturity of the Mortgage Loans as of October 1, 1999 was 355.32 months. All Mortgage Loans have original maturities of at least 17 but no more than 30 years. None of the Mortgage Loans were originated prior to October 1, 1993 or after September 1, 1999. The weighted average original term to stated maturity of the Mortgage Loans as of October 1, 1999 was 358.05 months.

      None of the Mortgage Loans has a scheduled maturity later than September 1, 2029. Each Mortgage Loan has an original principal balance of not less than $44,900 nor more than $1,500,000. Mortgage Loans having an aggregate Adjusted Balance of $24,939,699 as of October 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of October 1, 1999 was 74.0%. No more than $3,398,091 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.


--------

      (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated October 21, 1999 (consisting of a Prospectus Supplement dated October 21, 1999 and a Core Prospectus dated October 20, 1999), relating to the REMIC Pass-Through Certificates, Series 1999-7.

      (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 98% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 31% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which Additional Collateral (as defined in the Pooling Agreement) was pledged, taken as a group:

      (1) the number of such loans is 26;
      (2) such loans have an aggregate Adjusted Balance of $10,467,821;
      (3) the weighted average loan-to-value ratio of such loans, taking into account the loanable value of the additional pledged collateral, is 74.8% and
      (4) the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 92.2%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.000%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.000%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $46,902,608 and $202,047,751, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.986% and 7.652%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 353.91 months and 355.65 months, respectively.

      The Special Hazard Loss Amount as of October 1, 1999 was $2,987,861.42.

      The Fraud Loss Amount as of October 1, 1999 was $2,489,503.59.

      The Bankruptcy Loss Amount as of October 1, 1999 was $100,000.

      The aggregate Initial Principal Amount of the Class A Certificates as of October 1, 1999 was $237,746,835.71.

      The aggregate Initial Principal Amount of the Class M Certificates as of October 1, 1999 was $5,851,000.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of October 1, 1999 was $2,116,000.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of October 1, 1999 was $1,120,000.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of October 1, 1999 was $871,000.00.

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of October 1, 1999 was $623,000.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of October 1, 1999 was $622.522.89.

      The Subordinated Certificate Percentage is 4.500303977469%.*

      The Class M Subordination Percentage is 2.150036224129%.*

      The Class B-1 Subordination Percentage is 1.300067574998%.*

      The Class B-2 Subordination Percentage is 0.850178686989%.*

      The Class B-3 Subordination Percentage is 0.500309739261%.*

      The Class B-4 Subordination Percentage is 0.250059045306%.*


--------

      * Equal to the Initial Principal Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

         The following tables set forth information regarding the Mortgage Loans as of October 1, 1999.




                     YEARS OF ORIGINATION OF MORTGAGE LOANS


                                    Number of             Aggregate Principal
Year Originated                       Loans              Balances Outstanding
---------------                     ---------            --------------------

1993                                     2                         $640,205
1994                                     1                         $308,041
1996                                     3                         $849,848
1997                                     2                         $638,567
1998                                     5                         $799,487
1999                                   685                     $245,714,211
                                       ---                     ------------

Total                                  698                     $248,950,359
                                       ===                     ============




                     TYPES OF DWELLINGS SUBJECT TO MORTGAGE
                                      LOANS


Type of                             Number of             Aggregate Principal
Dwelling Unit                         Loans              Balances Outstanding
-------------                       ---------            --------------------

Detached houses                        608                     $219,311,104

Multi-family Dwellings*                  9                       $3,707,594

Townhouses                              19                       $5,217,959

Condominium Units (one to four          22                       $6,200,966
stories high)

Condominium Units (over four             5                       $2,011,280
stories high)

Cooperative Units                       35                      $12,501,456
                                       ---                     ------------

Total                                  698                     $248,950,359
                                       ===                     ============
---------

     *Multi-family dwellings are 2-family and 4-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS


Type of                             Number of             Aggregate Principal
Dwelling Unit                         Loans              Balances Outstanding
-------------                       ---------            --------------------

1-family                               689                     $245,242,765

2-family                                 8                       $3,216,291

4-family                                 1                         $491,303
                                       ---                     ------------

Total                                  698                     $248,950,359
                                       ===                     ============




                             SIZE OF MORTGAGE LOANS


Outstanding Principal               Number of             Aggregate Principal
Balance by Loan Size                  Loans              Balances Outstanding
--------------------                ---------            --------------------

$149,999 and Under                       9                         $660,584
$150,000 through $199,999                7                       $1,232,403
$200,000 through $249,999               20                       $4,800,299
$250,000 through $299,999              231                      $64,233,876
$300,000 through $349,999              171                      $55,717,694
$350,000 through $399,999              106                      $40,097,558
$400,000 through $449,999               45                      $19,392,822
$450,000 through $499,999               38                      $18,313,819
$500,000 through $549,999               17                       $9,085,551
$550,000 through $599,999               19                      $11,012,371
$600,000 through $649,999               15                       $9,538,857
$650,000 through $699,999               17                      $11,726,509
$700,000 through $749,999                1                         $747,638
$750,000 through $799,999                0                               $0
$800,000 through $849,999                0                               $0
$850,000 through $899,999                1                         $896,447
$900,000 through $949,999                0                               $0
$950,000 through $999,999                0                               $0
$1,000,000 and Over                      1                       $1,493,931
                                       ---                     ------------

Total                                  698                     $248,950,359
                                       ===                     ============

                     DISTRIBUTION OF MORTGAGE LOANS BY NOTE
                                      RATES


Mortgage Loan                       Number of             Aggregate Principal
Note Rate                             Loans              Balances Outstanding
-------------                       ---------            --------------------

6.125  % -  6.500 %                     10                       $3,025,132
6.510 % -   7.000 %                     60                      $20,386,948
7.010 % -   7.500 %                    301                     $110,237,044
7.510 % -   8.000 %                    278                      $98,768,674
8.010 % -   8.500 %                     46                      $15,168,361
8.510 % -   8.750 %                      3                       $1,364,200
                                       ---                     ------------

Total                                  698                     $248,950,359
                                       ===                     ============




                         DISTRIBUTION OF MORTGAGE LOANS
                           BY LOAN-TO-VALUE RATIOS AT
                                   ORIGINATION


                                    Number of             Aggregate Principal
Loan-To-Value Ratio                   Loans              Balances Outstanding
-------------------                 ---------            --------------------

65.00% and Below                       121                      $45,772,547
65.001% - 75.000%                      149                      $53,728,442
75.001% - 80.000%                      345                     $124,509,671
80.001% - 85.000%                       13                       $4,049,735
85.001% - 90.000%                       61                      $18,407,852
90.001% - 95.000%                        9                       $2,482,112
                                       ---                     ------------

Total                                  698                     $248,950,359
                                       ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE


                                    Number of             Aggregate Principal
State                                 Loans              Balances Outstanding
-----                                 -----              --------------------

Alabama                                  5                       $1,953,990
Arizona                                  6                       $1,923,748
California                             192                      $73,518,721
Colorado                                17                       $6,036,040
Connecticut                             21                       $8,478,010
Delaware                                 1                         $235,340
District of Columbia                     4                       $1,186,045
Florida                                 12                       $4,090,780
Georgia                                 33                      $12,840,448
Hawaii                                   1                         $376,441
Illinois                                11                       $3,559,654
Iowa                                     1                         $298,756
Kansas                                   2                         $549,425
Louisiana                                5                       $1,881,407
Maine                                    1                         $329,588
Maryland                                22                       $7,081,059
Massachusetts                           27                       $9,021,108
Michigan                                 4                       $1,474,769
Minnesota                                2                         $676,376
Mississippi                              3                       $1,273,187
Missouri                                 9                       $2,718,800
Nevada                                   7                       $2,558,901
New Jersey                              24                       $7,564,859
New Mexico                               3                       $1,093,705
New York                               154                      $54,122,842
North Carolina                          18                       $6,245,035
Ohio                                     4                       $1,192,262
Oklahoma                                 1                         $309,804
Oregon                                   2                         $617,840
Pennsylvania                            10                       $3,332,697
Rhode Island                             2                         $670,181
South Carolina                           7                       $2,498,035
Tennessee                               13                       $5,039,958
Texas                                   17                       $5,927,011
Utah                                     2                         $677,171
Virginia                                49                      $15,739,946
Washington                               3                       $1,082,497
Wisconsin                                3                         $773,923
                                       ---                     ------------

Total                                  698                     $248,950,359
                                       ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Daniel P. Hoffman
                                               -------------------------
                                                    Daniel P. Hoffman
                                                    Senior Vice President


Dated: October 28, 1999